UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACTOF 1934

Date of Report (Date of earliest event reported) April 30, 2012

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (312) 544-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2012, the Board of Directors of The Boeing Company (the “Company”) adopted an amendment to Article II, Section 1 of the Company’s By-Laws to decrease the number of directors from twelve to eleven. A copy of the amended and restated By-Laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 30, 2012. Set forth below are the voting results for each of the matters submitted to a vote of the shareholders.

1. Election of Directors:	Votes For	Votes Against	Abstentions	Broker Non-Votes
David L. Calhoun	511,665,995	22,732,049	4,262,780	108,872,109
Arthur D. Collins, Jr.	522,290,418	12,116,378	4,252,906	108,872,109
Linda Z. Cook	522,939,182	11,644,038	4,077,601	108,872,109
Kenneth M. Duberstein	467,748,340	66,797,375	4,114,879	108,872,109
Edmund P. Giambastiani, Jr.	523,082,785	11,554,722	4,021,994	108,872,109
Lawrence W. Kellner	524,210,154	10,250,410	4,199,526	108,872,109
Edward M. Liddy	521,244,403	13,039,598	4,376,697	108,872,109
W. James McNerney, Jr.	510,392,101	24,693,457	3,567,280	108,872,109
Susan C. Schwab	523,134,401	11,667,616	3,858,804	108,872,109
Ronald A. Williams	522,464,747	12,034,659	4,158,927	108,872,109
Mike S. Zafirovski	519,073,528	15,383,298	4,203,995	108,872,109

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Advisory Vote to Approve Named Executive Officer Compensation	505,127,597	26,597,706	6,934,721	108,872,909

	Votes For	Votes Against	Abstentions
3. Ratification of Appointment of Independent Auditor for 2012	631,922,323	12,344,548	3,266,058

	Votes For	Votes Against	Abstentions	Broker Non-Votes
4. Shareholder Proposal Relating to Reports on Political and Trade Association Contributions	138,664,955	332,391,557	67,602,620	108,873,249

	Votes For	Votes Against	Abstentions	Broker Non-Votes
5. Shareholder Proposal Relating to Action by Written Consent	188,449,880	343,461,212	6,747,904	108,873,249

	Votes For	Votes Against	Abstentions	Broker Non-Votes
6. Shareholder Proposal Relating to Retention of Significant Stock by Former Executives	126,462,110	406,709,167	5,474,846	108,872,309

	Votes For	Votes Against	Abstentions	Broker Non-Votes
7. Shareholder Proposal Relating to Extraordinary Retirement Benefits	169,504,571	364,861,786	4,291,734	108,873,249

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.2	By-Laws of The Boeing Company, as amended and restated on April 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Michael F. Lohr
Michael F. Lohr
Vice President, Assistant General Counsel and Corporate Secretary

Dated: May 3, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
3.2	By-Laws of The Boeing Company, as amended and restated on April 30, 2012